UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

T-MOBILE US, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33409	20-0836269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12920 SE 38th Street

Bellevue, Washington

(Address of principal executive offices)

98006-1350

(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TMUS	The NASDAQ Stock Market LLC
3.550% Senior Notes due 2029	TMUS29	The NASDAQ Stock Market LLC
3.700% Senior Notes due 2032	TMUS32	The NASDAQ Stock Market LLC
3.150% Senior Notes due 2032	TMUS32A	The NASDAQ Stock Market LLC
3.200% Senior Notes due 2032	TMUS32B	The NASDAQ Stock Market LLC
3.625% Senior Notes due 2035	TMUS35	The NASDAQ Stock Market LLC
3.850% Senior Notes due 2036	TMUS36	The NASDAQ Stock Market LLC
3.500% Senior Notes due 2037	TMUS37	The NASDAQ Stock Market LLC
3.900% Senior Notes due 2038	TMUS38	The NASDAQ Stock Market LLC
3.800% Senior Notes due 2045	TMUS45	The NASDAQ Stock Market LLC
6.250% Senior Notes due 2069	TMUSL	The NASDAQ Stock Market LLC
5.500% Senior Notes due March 2070	TMUSZ	The NASDAQ Stock Market LLC
5.500% Senior Notes due June 2070	TMUSI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 16, 2026, T-Mobile US, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the following three proposals were presented, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2026 (the “Proxy Statement”):

(1)	Elect 13 director nominees named in the Proxy Statement to the Company’s Board of Directors;

(2)	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

(3)	Conduct an advisory vote to approve the compensation provided to the Company’s named executive officers for 2025.

Proposal 1 – Election of Directors.

The following 13 director nominees were elected as directors, each to hold office until the Company’s 2027 Annual Meeting of Stockholders, or until his/her successor is elected and qualified, by the votes set forth below:

Director Nominee	For	Withhold	Broker Non-Votes
Marcelo Claure	929,341,631	58,074,848	38,894,937
Thomas Dannenfeldt	956,024,963	31,391,516	38,894,937
Srikant M. Datar	963,716,340	23,700,139	38,894,937
Srinivasan Gopalan	909,941,944	77,474,535	38,894,937
Timotheus Höttges	885,930,111	101,486,368	38,894,937
Christian P. Illek	779,242,326	208,174,153	38,894,937
James J. Kavanaugh	962,920,443	24,496,036	38,894,937
Raphael Kübler	773,236,481	214,179,998	38,894,937
Thorsten Langheim	886,697,248	100,719,231	38,894,937
Dominique Leroy	773,292,579	214,123,900	38,894,937
Letitia A. Long	918,935,365	68,481,114	38,894,937
G. Michael Sievert	890,930,986	96,485,493	38,894,937
Teresa A. Taylor	868,701,750	118,714,729	38,894,937

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP.

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026 was ratified by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
1,024,896,937	460,461	954,018	—

Proposal 3 – Advisory Vote to Approve the Compensation Provided to the Company’s Named Executive Officers for 2025.

The compensation provided to the Company’s named executive officers for 2025 was approved by an advisory vote, as set forth below:

For	Against	Abstain	Broker Non-Votes
723,426,378	263,459,102	530,999	38,894,937

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

June 18, 2026	/s/ Peter Osvaldik
Name: Peter Osvaldik
Title: Chief Financial Officer